RYDEX ETF TRUST

Supplement dated July 9, 2013

to the Statement of Additional Information dated February 28, 2013, as supplemented

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (the “SAI”) listed above and should be read in conjunction with the SAI.

This supplement provides new information regarding certain service provider arrangements for Rydex ETF Trust (the “Trust”) and the Trust’s portfolio holdings policy. Effective immediately, the following changes apply:

1.	New Administrator, Custodian, Fund Accountant and Transfer Agent and Related Agreements

At a meeting of the Board of Trustees (the “Board”) of the Trust held on June 5, 2013, the Board approved Rydex Fund Services, LLC (“Rydex Fund Services”) to replace State Street Bank and Trust Company (“State Street”) as administrator of the Trust. In addition, the Board approved The Bank of New York Mellon (“BNY Mellon”) to replace State Street as custodian, transfer agent and fund accountant of the Trust. Therefore, effective immediately, the section titled “Management of the
Trust - Administration Custody and Transfer Agency Agreements” is deleted in its entirety and replaced with the following:

Administration Agreement

Rydex Fund Services, LLC (the “Administrator”) serves as administrator for the Trust and the Funds. The principal address of the Administrator is 801 King Farm Boulevard, Suite 600, Rockville, Maryland 20850. Under an Administration Agreement with the Trust, the Administrator provides necessary administrative services for the maintenance and operations of the Trust and the Funds. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services.

Custody Agreement

The Bank of New York Mellon (the “Custodian”) serves as custodian for the Trust and the Funds. The principal address of the Custodian is 101 Barclay 11E, New York, New York 10286. Under a Custody Agreement with the Trust, the Custodian maintains in separate accounts cash, securities and other assets of the Funds, keeps all necessary accounts and records, and provides other services. The Custodian is required, upon the order of the Trust, to deliver securities held by BNY Mellon and to make payments for securities purchased by the Trust for the Funds.

Fund Accounting and Transfer Agency and Service Agreements

The Bank of New York Mellon (“BNY Mellon”) serves as fund accountant and transfer agent for the Trust and the Funds. The principal address of BNY Mellon is One Wall Street, New York, New York 10286. Pursuant to separate Fund Accounting and Transfer Agency and Service Agreements with the Trust, BNY Mellon acts as a transfer agent for the Trust’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust.

In addition, the information under the heading “Custodian” is deleted in its entirety and replaced with the following:

CUSTODIAN

The Bank of New York Mellon, 101 Barclay 11E, New York, New York 10286, serves as custodian for the Funds under a Custody Agreement between the Trust and the Custodian. Under the Custody Agreement, the Custodian holds the portfolio securities of each Fund and maintains all necessary related accounts and records.

2.	The Trust has revised its portfolio holdings disclosure to clarify information regarding the posting and availability of portfolio holdings information on the Funds’ website. Therefore, effective immediately, the second to last sentence of the second paragraph under the heading “Other Information - Portfolio Holdings”, is deleted in its entirety and replaced with the following sentence:

In addition, the Fund discloses its portfolio holdings each day the Fund is open for business at www.guggenheiminvestments.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

RETFT-SAI-SUP-0713x0214